SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 15, 1997


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


          United States                0-26172           58-1897792
         (State or other            (Commission         (IRS Employer
          jurisdiction                File No.)       Identification No.)
          of incorporation)

1800 Parkway Place, Marietta, Georgia                      30067
(Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.

                     The registrant distributed the Certificateholders Statement
                     for  the   month  of  July  1997  to  the   Series   1994-2
                     Certificateholders on October 15, 1997.

                     The registrant distributed the Certificateholders Statement
                     for  the   month  of  July  1997  to  the   Series   1995-1
                     Certificateholders on October 15, 1997.

                     The registrant distributed the Certificateholders Statement
                     for  the   month  of  July  1997  to  the   Series   1996-1
                     Certificateholders on October 15, 1997.

Item 7(c).           Exhibits.

                    The  following  is filed as an exhibit to this report under
                    Exhibit 28:

          99.1 Series 1994-2 Certificateholders Statement for the month of July 1997.

          99.2 Series 1995-1 Certificateholders Statement for the month of July 1997.

          99.3 Series 1996-1 Certificateholders Statement for the month of July 1997.




                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CIRCUIT CITY CREDIT CARD
                            MASTER TRUST


                            By:    FIRST NORTH AMERICAN
                                   NATIONAL BANK, as
                                   Transferor and Servicer


                            By:
                                   Frederick G. Kraegel
                                   President





Date:      October 15, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS



          Exhibit
          Number                    Exhibit
          ------                    -------


          99.1 Series 1994-2 Certificateholders Statement for the month of July 1997.


          99.2 Series 1995-1 Certificateholders Statement for the month of July 1997.


          99.3 Series 1996-1 Certificateholders Statement for the month of July 1997.